                                                                   Exhibit 10.1

                            NON-COMPETITION AGREEMENT

     THIS NON-COMPETITION AGREEMENT (this "AGREEMENT") is entered into as of June 20, 2007, by and among Luxottica Group S.p.A., a company organized under the laws of the Republic of Italy ("PARENT"), Norma Acquisition Corp., a Washington corporation and an indirect wholly owned subsidiary of Parent ("MERGER SUB"), and Oakley, Inc. a Washington corporation (the "COMPANY"), and Jim Jannard ("SHAREHOLDER").

                                    RECITALS

     A. Shareholder is a founder, majority shareholder and the Chairman of the Board of the Company and, accordingly, has acquired: (i) valuable trade secrets and other confidential and proprietary information relating to the Company's and its Subsidiaries' current business of designing, manufacturing, marketing, selling, and distributing eyewear and optical products including, without limitation, sunglasses, eyewear lenses, goggles and electronically enabled eyewear (the "BUSINESS") and (ii) the ability to control the goodwill of the Business conducted by the Company and its Subsidiaries. For the avoidance of doubt, the "Business" as used herein shall not include Red.com, Inc.'s ("RED") current business of manufacturing, designing, licensing, selling, marketing and distributing digital cinematography cameras, including the lenses, sensors, filters and other parts used in digital cinematography cameras, as well as accessories to digital cinematography cameras (the "RED BUSINESS").

     B. Shareholder's noncompetition and nonsolicitation covenants and confidentiality agreements as reflected in this Agreement are each essential parts of the transactions described in that certain Agreement and Plan of Merger, dated as of June 20, 2007 (the "MERGER AGREEMENT"), by and among Parent, Merger Sub and the Company, pursuant to which, among other things, Merger Sub will be merged with and into the Company (the transactions contemplated in connection with the Merger Agreement are referred to hereinafter as the "MERGER").

     C. As a result of the Merger, Shareholder will dispose of his entire ownership interest in the Company, as defined by Section 16601 of the California Business and Professions Code (the "BPCC"), and Parent will indirectly acquire this interest and the parties confirm that the Shareholder's entry into this Agreement is a material inducement to Parent and Merger Sub to consummate the Merger.

     D. The parties agree that it is in the best interests of all parties for Parent and Merger Sub to obtain the full benefit of the entire goodwill of the Company, and that failure to receive the entire goodwill contemplated by the Merger would materially reduce the value of the Merger and the Company to Parent and Merger Sub.

     E. In order to protect the trade secrets and other confidential and proprietary information and the entire goodwill related to the Business, and as a condition of Parent and Merger Sub entering into the Merger Agreement, Shareholder has agreed to the noncompetition and nonsolicitation covenants and the confidentiality agreements provided in this Agreement, which Agreement is being executed and delivered concurrently with the execution and delivery of the Merger Agreement.

     F. Accordingly, the Merger Agreement requires Shareholder to execute and deliver this Agreement as a condition precedent to Parent and Merger Sub's obligation to consummate the Merger under the Merger Agreement.

     G. The Shareholder and the Company are parties to an Amended and Restated Consultant Agreement dated May 12, 1998 (the "CONSULTANT AGREEMENT"), a copy of which is annexed hereto.

     H. The parties hereto intend that, effective as of the occurrence of the closing under the Merger Agreement (the "CLOSING"), certain terms and conditions of the Consultant Agreement shall be incorporated by reference into and shall thereupon become part of this Agreement, as if set forth herein at length and that, subject to such incorporation by reference, the Consultant Agreement shall thereupon be terminated and cancelled in all respects.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and to induce Parent and Merger Sub to consummate the Merger, Shareholder hereby covenants and agrees as follows:

     1. Effectiveness of Agreement. This Agreement is effective upon execution but is conditioned upon (i) the Closing and (ii) the satisfaction of the condition set forth in Section 18 and shall be null and void ab initio should the Merger Agreement be terminated, or the Merger not close or be completed for any reason, or the condition set forth in Section 18 not be satisfied in the time period provided therein.

     2. Noncompetition.

          (a) Shareholder, Parent, the Company and Merger Sub agree that, due to the nature of Shareholder's association with the Company and its subsidiaries, Shareholder has: (i) acquired valuable trade secrets and other confidential and proprietary information relating to the Business and (ii) acquired the ability to control and direct the goodwill of the Business. Shareholder acknowledges that such intellectual property and goodwill is crucial to the success, profitability and viability of the Company's Business and will continue to be so after the Closing. Shareholder further agrees that Shareholder's disclosure or unauthorized use of such information or redirection of goodwill will cause substantial loss and harm to the Company, its subsidiaries and Parent and its Subsidiaries. In light of the foregoing, the parties also agree that the covenants set forth in this Agreement are necessary to protect the entire goodwill and value of the intellectual property of the Company through and following the Merger.

          (b) During the period commencing at the Closing and ending five years later (the "RESTRICTED PERIOD"), Shareholder agrees that Shareholder shall not, anywhere in the Business Area (as defined below), directly or indirectly, own, manage, operate, join, control, participate in, or be connected with (as a stockholder, partner, member, investor, lender (treating, for purposes of this Section 2(b), any donation as if it were a loan if the Shareholder actually knows, at the time of making the donation, that its proceeds will be used for a purpose that, if made as a loan, would be prohibited by this Section 2(b)), guarantor, or credit enhancer), or provide consultative services or otherwise provide services to (whether as an employee or consultant, with or without pay), any business, individual (including, without limitation, any relative of the Shareholder), corporation, limited liability company, partnership, firm or other entity that is then, or to Shareholder's actual knowledge intends to be, a competitor of the Company or any of its Subsidiaries, including any individual or entity then engaged, or to Shareholder's actual knowledge is intending to engage, in the Business (each such individual or entity is referred to herein as a "COMPETITOR"); provided, however, that notwithstanding the restrictions set forth in this Section 2(b), the Shareholder may (i) own, directly or indirectly, solely as a passive investment, securities of any entity in competition with the Business where equity securities are traded on any national securities exchange, provided that Shareholder is not a controlling person of, or a member of a group which controls, such entity and does not, directly or indirectly, "beneficially own" (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended) five percent (5.0%) or more of any class of securities of such entity; and (ii) be an investor, partner, member, director or principal of a private equity firm, venture capital firm, or hedge fund that makes investments in a Competitor, provided that Shareholder completely recuses himself from selecting, advising or managing the investment in any such Competitor.

          (c) "BUSINESS AREA" as used herein, means any place in the world.

     3. Nonsolicitation of the Company's and its Subsidiaries' Employees, Customers and Suppliers.

     (a) During the Restricted Period, Shareholder shall not, directly or indirectly, solicit, recruit, request, cause, induce or encourage to leave the employment of the Company or any of its subsidiaries (such conduct is collectively referred to as "SOLICITATION") any person who is then employed by the Company other than Shareholder's son and up to six other employees of the Company or its subsidiaries who receive a base salary of less than $100,000 per year; provided, however, that the foregoing restriction will not prevent the Shareholder from hiring any such person (i) who contacts such Shareholder on his or her own initiative without any direct or indirect solicitation by or encouragement from such Shareholder or (ii) as a result of placing general advertisements on websites, in trade journals, newspapers or similar publications which are not directed at the Company or its subsidiaries or such employees.

     (b) During the Restricted Period, Shareholder shall not, directly or indirectly, solicit, recruit, request, cause, induce or knowingly encourage any customer, vendor, supplier, distributor, partner or other person or entity currently under contract with the Company or currently doing business with the Company to terminate, or materially and adversely reduce or alter, its business with the Company as it pertains to the Business; provided, however, that Shareholder and Red may each contract directly with Weeks, Kaufman, Nelson and Johnson Law, a partnership, for legal and other services without having to obtain prior written consent of Parent or the Company.

     4. Personal Reference, Office and Executive Assistant. Provided that he is and remains in compliance with this Agreement, Shareholder shall be entitled to refer to himself as,

"Founder" and "Mad Scientist" of the Company at all times following the Closing. The Company shall also continue to allow Shareholder to maintain and enjoy full access to his current office at One Icon, Foothill Ranch, California 92610, and provide Shareholder the services of his current executive assistant (and, as necessary, any reasonably comparable successor) who shall be employed and compensated by the Company, for so long as the Company occupies the premises of such office.

     5. Assignment of Intellectual Property Rights and Confidentiality; Incorporation by Reference of Consultant Agreement. The provisions of Section 3, entitled "Assignment of Intellectual Property Rights" and Section 5(a), entitled "Confidentiality" of the Consultant Agreement are hereby incorporated by reference herein, as if set forth at length herein, with all references therein to "Jannard" and to "Oakley" deemed to be to the Shareholder and the Company, respectively, and, as so incorporated, shall inure to the benefit of Parent for the full term of this Agreement, notwithstanding the termination of the Consultant Agreement provided for herein; provided, however, that the parties acknowledge that Shareholder has developed certain designs, inventions, discoveries, products, systems, processes, techniques and technologies and related intellectual property in the field of the Red Business in connection with his position as founder and principal investor of Red (collectively, the "RED INTELLECTUAL PROPERTY") and agree that, notwithstanding Section 3(a) of the Consulting Agreement, the definition of "Inventions" therein shall not include any Red Intellectual Property, all of which are owned by Red.

     6. Injunctive Relief. Shareholder acknowledges and agrees that the noncompetition, nonsolicitation, and other covenants and agreements made by Shareholder herein each are of substantial value to Parent and the Company and that a breach of any of those covenants and agreements will cause irreparable harm to Parent, Merger Sub and the Company and its subsidiaries, for which Parent, Merger Sub and the Company and its subsidiaries have no adequate remedy at law. Therefore, in addition to any other remedies that may be available to Parent and the Company and its subsidiaries under this Agreement or otherwise, Parent and the Company and its subsidiaries shall be entitled to temporary restraining orders, preliminary and permanent injunction or other equitable relief to specifically enforce Shareholder's duties and obligations under this Agreement, or to enjoin any breach of this Agreement, or to restrain Shareholder from engaging in any conduct that would constitute a breach of this Agreement. Nothing herein contained shall be construed as prohibiting Parent and the Company and its subsidiaries from pursuing any other remedies available to Parent and the Company and its subsidiaries for such breach or threatened breach, including, without limitation, the recovery of damages from Shareholder.

     7. Reasonableness and Enforceability of Covenants and Agreements.

          (a) The parties expressly agree that the character, duration and geographical scope of this Agreement are reasonable in light of the circumstances as they exist on the date upon which this Agreement has been executed, including, but not limited to, Shareholder's material economic interest in the Merger and Shareholder's position of confidence and trust as a founder, majority shareholder, and the Chairman of the Board of Directors of the Company.

          (b) Shareholder represents and warrants that (i) as part of the Merger, Parent will indirectly acquire all of Shareholder's ownership interest in the Company; (ii) it is Shareholder's understanding that the Company and its subsidiaries will carry on the Business after the Closing; (iii) Shareholder has been fully advised by his own counsel of his own choosing in connection with the negotiation, drafting, execution and delivery of this Agreement and the transactions contemplated by the Merger Agreement and this Agreement; (iv) the transactions contemplated by the Merger Agreement are designed and intended to qualify as a sale (or other disposition) by Shareholder of all of the Shareholder's ownership interest in the Company within the meaning of Section 16601 of the BPCC, which section provides as follows:

          Any person who sells the goodwill of a business, or any owner of a business entity selling or otherwise disposing of all of his or her ownership interest in the business entity, or any owner of a business entity that sells (a) all or substantially all of its operating assets together with the goodwill of the business entity, (b) all or substantially all of the operating assets of a division or a subsidiary of the business entity together with the goodwill of that division or subsidiary, or (c) all of the ownership interest of any subsidiary, may agree with the buyer to refrain from carrying on a similar business within a specified geographic area in which the business so sold, or that of the business entity, division, or subsidiary has been carried on, so long as the buyer, or any person deriving title to the goodwill or ownership interest from the buyer, carries on a like business therein. For the purposes of this section, "BUSINESS ENTITY" means any partnership (including a limited partnership or a limited liability partnership), limited liability company, or corporation. For the purposes of this section, "OWNER OF A BUSINESS ENTITY" means any partner, in the case of a business entity that is a partnership (including a limited partnership or a limited liability partnership), or any member, in the case of a business entity that is a limited liability company, or any owner of capital stock, in the case of a business entity that is a corporation. For the purposes of this section, "OWNERSHIP INTEREST" means a partnership interest, in the case of a business entity that is a partnership (including a limited partnership a limited liability partnership), a membership interest, in the case of a business entity that is a limited liability company, or a capital stockholder, in the case of a business entity that is a corporation. For the purposes of this section, "SUBSIDIARY" means any business entity over which the selling business entity has voting control or from which the selling business entity has a right to receive a majority share of distributions upon dissolution or other liquidation of the business entity (or has both voting control and a right to receive these distributions.)

          (c) Shareholder further represents, warrants, acknowledges and agrees that he has read Section 16601 of the BPCC, understands its terms, and agrees that Section 16601 of the BPCC applies in the context of the transactions contemplated by the Merger Agreement and this Agreement, and that such transactions are within the scope and intent of Section 16601 of the BPCC and an exception to Section 16600 of the BPCC, and agrees to be fully bound by the restrictive covenants and the other agreements contained in this Agreement. Accordingly,

Shareholder agrees to be bound by the restrictive covenants and the other agreements contained in this Agreement to the maximum extent permitted by law, it being the intent and spirit of the parties that the restrictive covenants and the other agreements contained in this Agreement shall be valid and enforceable in all respects and subject to the terms and conditions of this Agreement.

          (d) If any court of competent jurisdiction determines that any covenant or agreement contained herein, or any part thereof, is unenforceable because of the character, duration or geographic scope of such provision, such court shall have the power to reduce the duration or scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable to the maximum extent permitted by applicable law.

     8. Severability. If any of the provisions of this Agreement shall otherwise contravene or be invalid under the laws of any state, country or other jurisdiction where this Agreement is applicable but for such contravention or invalidity, such contravention or invalidity shall not invalidate all of the provisions of this Agreement, but rather this Agreement shall be construed, insofar as the laws of that state, country or jurisdiction are concerned, as not containing the provision or provisions contravening or invalid under the laws of that state, country or jurisdiction, and the rights and obligations created by this Agreement shall be construed and enforced accordingly in such state, country or jurisdiction.

     9. Construction; Jurisdiction and Venue. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California, without regard to any principles of conflicts of laws or choice of laws. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any federal district court within Orange County, State of California in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than any federal court within Orange County, State of California,
(iv) consents to service of process by first class certified mail, return receipt requested, postage prepaid, or by overnight courier to the address at which such party is to receive notice and (v) waives any objection to the laying of venue with respect to such dispute in any federal court within Orange County, State of California and waives and agrees not to plead or claim in any such court that any such dispute brought in any such court has been brought in an inconvenient forum.

     10. Waivers. Parent's or the Company's or its subsidiaries' failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof shall not be deemed a waiver of such term, covenant, or condition, nor shall any waiver or relinquishment of, or failure to insist upon strict compliance with, any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times. No breach of any covenant, agreement, warranty or representation shall be deemed waived unless expressly waived in writing by the party waiving the breach. No waiver of any breach hereunder shall be construed to be, nor shall be, a waiver of any other breach of this Agreement.

     11. Entire Agreement; Amendments. Shareholder understands that this Agreement, including the exhibits hereto, together with the Merger Agreement and the ancillary documents executed in connection therewith, contains the entire agreement and understanding of the parties relating to the subject matter hereof and, except as expressly stated in this Agreement, supersedes any prior agreement (including the Consulting Agreement), understanding or negotiations respecting such subject. No change to or modification of this Agreement shall be valid or binding unless it is in writing and signed by Shareholder, a duly authorized officer of the Company, and a duly authorized representative of Parent.

     12. Counterparts. This Agreement may be executed in counterparts, which together shall constitute one and the same Agreement. The parties may execute more than one copy of this Agreement, each of which copies shall constitute an original. A facsimile signature shall be deemed to be the same as an original signature.

     13. Section Headings. The headings of each section, subsection or other subdivision or portion of this Agreement are for convenience and reference only, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions hereof.

     14. Assignment. Shareholder agrees that he will not assign, sell, transfer, delegate, or otherwise dispose of, whether voluntarily or involuntarily, or by operation of law, any rights or obligations under this Agreement. Parent, Company and Merger Sub agree that they will not assign, sell, transfer, delegate, or otherwise dispose of, whether voluntarily or involuntarily, any rights or obligations under this Agreement; provided, however, that Parent or Company may assign their rights hereunder to an entity controlled, directly or indirectly, by Parent or to a purchaser of the Business as then operated by the Company. Any such purported assignment, transfer, or delegation in violation of this Section 14 shall be null and void. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, legal representatives, successors, and permitted assigns.

     15. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or two (2) business days after being mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a)  if to Parent or Merger Sub:

               Luxottica Group S.p.A.
               Via C. Cantu 2
               20123 Milan, Italy
               Facsimile: 011 39 02 8699 6550
               Attention: Enrico Cavatorta, Chief Financial Officer

               with a copy to (which shall not constitute notice):

               Winston & Strawn LLP
               200 Park Avenue
               New York, New York 10166


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

               Facsimile: (212) 294-4700
               Attention: Jonathan Goldstein

          (b)  if to the Company:

               Oakley, Inc.
               One Icon
               Foothill Ranch, California 92610
               Facsimile: (949) 454-0394
               Attention: Cos Lykos, Vice President of Business Development

          (c)  if to Shareholder:

               c/o Weeks, Kaufman, Nelson and Johnson Law, a partnership 465 Stevens Avenue, Suite 310
               Solana Beach, California 92075
               Facsimile: (858) 794-2141
               Attention: Greg Weeks

               with a copy to:

               O'Melveny & Myers LLP
               610 Newport Center Drive, 17th Floor
               Newport Beach, California 92660
               Facsimile: (949) 823-6994
               Attention: David A. Krinsky and Andor D. Terner

     16. Joint Drafting. Shareholder understands and agrees that this Agreement is deemed to have been jointly drafted by the parties. Any uncertainty or ambiguity shall not be construed for or against any party based on attribution of drafting to any party.

     17. Termination of Consultant Agreement. Effective as of the Closing, the Consultant Agreement shall be terminated and cancelled in all respects, except that: (a) the terms and provisions of the Consultant Agreement that have been incorporated by reference shall, as provided herein, survive as a part of this Agreement; and (b) Section 6, entitled "Fringe Benefits," and Section 7, entitled "Products", shall survive such termination and remain enforceable by the Shareholder against the Company and Parent.

     18. Ancillary Agreements. It is an express condition to all of Shareholder's obligations under this Agreement that, within one business day following the Closing, each of the agreements attached to this Agreement as Exhibit A have been signed by the Company (and by Parent, where applicable) and delivered to Shareholder at the notice address provided in Section 15.

                                    EXHIBIT A

                              ANCILLARY AGREEMENTS

                                [attached hereto]

                    AGREEMENT REGARDING HISTORICAL ARTIFACTS

     This Agreement Regarding Historical Artifacts ("AGREEMENT") is entered into as of ___________ ___, 2007 by and among Luxottica Group S.p.A., a corporation organized under the laws of the Republic of Italy ("PARENT"), Oakley, Inc., a Washington corporation (the "COMPANY"), and Jim Jannard (the "JANNARD").

                                    RECITALS

     WHEREAS, the Company has developed a library which contains the history of the Company as a business entity, and includes discontinued advertising and other marketing materials and product samples produced prior to May 1998 (such materials collectively, the "ARTIFACTS");

     WHEREAS, the Company, Parent and Norma Acquisition Corp. ("MERGER SUB"), entered into an Agreement and Plan of Merger dated June __, 2007, pursuant to which Merger Sub was merged (the "MERGER") with and into the Company, with the Company being the surviving corporation of the Merger and a wholly-owned subsidiary of Parent; and

     WHEREAS, each of the Parties now desires to acknowledge and confirm the ownership of the Artifacts and rights of removal of same.

     NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, each of Jannard, Parent and the Company, each a "PARTY" and collectively, the "PARTIES," do hereby agree as follows:

                                    AGREEMENT

     1. Ownership of Artifacts. The Parties hereby agree that Jannard shall, as among the Parties, retain all right, title and interest in and to the Artifacts. The Company and Parent each hereby covenants that it will not assert any claim that either the Company or Parent possesses any ownership right, title or interest in the Artifacts.

     2. Right to Remove Artifacts. The Parties hereby agree that Jannard shall have the right at any time, in his sole discretion, but subject at all times to
Section 3 hereof, to remove the Artifacts from the premises of the Company or any other location at which the Artifacts may be kept.

     3. Procedure for Removal of Artifacts. Prior to removing any Artifacts pursuant to Section 2 hereof, Jannard shall provide written notification (a "REMOVAL NOTIFICATION") to [the Chief Executive Officer/Chief Financial Officer/Corporate Secretary] of the Company (the "DESIGNATED OFFICER") of such removal. In such Removal Notification, Jannard shall provide reasonable detail concerning the identity of the Artifacts proposed to be removed (the "REMOVAL ITEMS"). Jannard shall not remove any Removal Items until the earliest of (i) his receipt of written confirmation from the Designated Officer that the Company does not object to the removal of the Removal Items, (ii) the lapse of five business days from the provision of the Removal Notification if Jannard has not prior to such time received any return notification from the Designated Officer, or (iii) if the Designated Officer notifies Jannard that the

Company deems the Removal Items not to constitute Artifacts for purposes of this Agreement, upon the resolution of such matter pursuant to Section 4 hereof.

     4. Dispute Resolution. The Parties shall make a good-faith attempt to resolve any controversy, claim, or dispute between the Parties arising out of or related to this Agreement or the rights of the Parties hereunder (including the characterization of any Removal Item as an Artifact for purposes of this Agreement) through informal negotiation between the Parties. In the event that any such dispute is not settled by good-faith negotiations by the date which is thirty (30) days after notice by the Jannard, on the one hand, or the Company or Parent, on the other hand, to the other that a dispute exists, any such Party may submit the dispute to arbitration. Such arbitration shall proceed in accordance with the then-current rules for arbitration established by Judicial Arbitration Mediation Services, Inc. ("JAMS"), unless the Parties collectively agree otherwise. The award rendered by the arbitrator shall include (i) a provision that the prevailing Party in such arbitration recover from the other Party or Parties its costs and reasonable attorneys' fees relating to the arbitration, (ii) the amount of such costs and fees, and (iii) an order that the losing Party or Parties pay the fees and expenses of the arbitrator. Any arbitration proceeding initiated pursuant to this Section 4 shall take place in JAMS' Orange County, California offices.

     5. Notices. Any communications required or permitted to be given by any provision of this Agreement or which any Party may desire to give the other shall be given as set forth herein, either in person or at the addresses or numbers set forth below, or to such other addresses or numbers as said Party may hereafter or from time to time designate by written notice to the other Parties.

               To Jannard:

               c/o Weeks, Kaufman, Nelson and Johnson Law, a partnership 465 Stevens Avenue, Suite 310
               Solana Beach, California 92075
               Facsimile: (858) 794-2141
               Attention: Greg Weeks

               To Company:

               Oakley, Inc.
               One Icon
               Foothill Ranch, California 92610
               Facsimile: (949) 454-0394
               Attention: Cos Lykos, Vice President of Business Development

               with a copy to:

               Skadden, Arps, Slate, Meagher & Flom LLP
               300 South Grand Avenue, Suite 3400
               Los Angeles, California 90071
               Facsimile: (213) 687-5600

               Attention: Jerome L. Coben and Jeffrey H. Cohen

               To Parent:

               Luxottica Group S.p.A.
               Via C. Cantu 2
               20123 Milan, Italy
               Facsimile: 011 39 02 8699 6550
               Attention: Enrico Cavatorta, Chief Financial Officer

               with a copy to:

               Winston & Strawn LLP
               200 Park Avenue
               New York, New York 10166
               Facsimile: (212) 294-4700
               Attention: Jonathan Goldstein

     6. Entire Agreement. This Agreement constitutes the entire agreement between the Parties hereto pertaining to the subject matter hereof, and the final, complete and exclusive expression of the terms and conditions hereof. All prior agreements, representations, negotiations and understandings of the Parties, oral or written, express or implied, on the subject matter hereof are hereby superseded and merged herein.

     7. Governing Law. The validity, construction and operational effect of this Agreement shall be governed by the laws of the State of California.

     8. Invalidity of Provision. If any portion of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect.

     9. Amendments. This Agreement may be amended only by written agreement signed by both of the Parties hereto.

     10. Counterparts. This Agreement may be executed in several counterparts and all such executed counterparts shall constitute one agreement, binding on all of the Parties hereto, notwithstanding that all of the Parties hereto are not signatories to the original or to the same counterpart. This Agreement shall not be binding unless and until all Parties hereto have executed the Agreement.

     11. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the Parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the date first above written.


     Jannard:
                                        ----------------------------------------
                                        JIM JANNARD


     Company:                           OAKLEY, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


     Parent:                            LUXOTTICA GROUP S.P.A.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                 AMENDMENT NO. 2
                                       TO
                           TRADEMARK LICENSE AGREEMENT
                            AND ASSIGNMENT OF RIGHTS

          This Amendment No. 2 to Trademark License Agreement and Assignment of Rights (this "AMENDMENT") is entered into as of ___________ ___, 2007 by and between Oakley, Inc., a Washington corporation (the "COMPANY"), and Y, LLC, a Delaware limited liability company ("Y, LLC").

          WHEREAS, the Company and Y, LLC previously entered into that certain Trademark License Agreement and Assignment of Rights as of March 31, 2000, and that certain Amendment thereto as of June 1, 2002 (collectively, the "AGREEMENT"); and

          WHEREAS, the Company and Y, LLC now desire to amend the Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, the parties hereby agree as follows:

          1. Section (vi)(2) of the Agreement is hereby amended and restated in its entirety as follows:

          "(2) TERMINATION. At any time after [INSERT DATE OF SECOND ANNIVERSARY OF EFFECTIVE TIME OF THE MERGER OF NORMA ACQUISITION CORP. INTO OAKLEY, INC.], this Agreement may be terminated by either party upon 30 days' written notice to the other party."

          2. Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its original terms.

          3. Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Agreement.

          4. The validity, construction and operational effect of this Amendment shall be governed by the laws of the State of California.

          5. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                         [Signatures on following page.]

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered on the day and year first above written.

Y, LLC:                                 Y, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Company:                                OAKLEY, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                 AMENDMENT NO. 1
                                       TO
                                 LEASE AGREEMENT

          This Amendment No. 1 to Lease Agreement (this "AMENDMENT") is entered into as of ___________ ___, 2007 by and between Oakley, Inc., a Washington corporation (the "COMPANY"), and N2T, Inc., an Oregon corporation ("LESSOR").

          WHEREAS, the Company and Lessor previously entered into that certain Lease Agreement effective as of January 30, 2006 (the "AGREEMENT"); and

          WHEREAS, the Company and Lessor now desire to amend the Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, the parties hereby agree as follows:

          1. Section 1.29 of the Agreement is hereby amended and restated in its entirety as follows:

          "1.29 Term. The term "Term" means the lease term hereunder beginning on the Delivery Date and (i) ending on January 31, 2009; or (ii) to the extent this Agreement is renewed as provided in Section 3.1, then ending one (1) year following the last such renewal term hereunder."

          2. The first sentence of Section 3.2 of the Agreement is hereby amended by the replacement of the initial word "The" with the following: "At any time after January 31, 2009, the".

          3. Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its original terms.

          4. Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Agreement.

          5. The validity, construction and operational effect of this Amendment shall be governed by the laws of the State of California.

          6. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                         [Signatures on following page.]

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered on the day and year first above written.

Lessor:                                 N2T, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Company:                                OAKLEY, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                 AMENDMENT NO. 1
                                       TO
                             TIME SHARING AGREEMENT

          This Amendment No. 1 to Time Sharing Agreement (this "AMENDMENT") is entered into as of ___________ ___, 2007 by and between Oakley, Inc., a Washington corporation (the "COMPANY"), and Jim Jannard ("LESSEE").

          WHEREAS, the Company and Lessee previously entered into that certain Time Sharing Agreement effective as of January 30, 2006 (the "AGREEMENT"); and

          WHEREAS, the Company and Lessee now desire to amend the Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, the parties hereby agree as follows:

          1. Section 7.1 of the Agreement is hereby amended and restated in its entirety as follows:

          "7.1 TERM. This Agreement is entered into as of the Effective Date and will continue until January 31, 2009, unless terminated earlier as provided herein. The term of this Agreement may be renewed by the Parties in writing, in each case, for successive additional one (1) year periods, unless terminated earlier as provided herein."

          2. Subsection (a) of Section 7.2 of the Agreement is hereby amended and restated in its entirety as follows:

          "(a) At any time after January 31, 2009, by either Oakley or Jannard upon at least fifteen (15) days' prior written notice to the other Party for any reason, with or without cause; or"

          3. Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its original terms.

          4. Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Agreement.

          5. The validity, construction and operational effect of this Amendment shall be governed by the laws of the State of California.

          6. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                         [Signatures on following page.]

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered on the day and year first above written.


Lessee:
                                        ----------------------------------------
                                        JIM JANNARD


Company:                                OAKLEY, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                 AMENDMENT NO. 1
                                       TO
                             TIME SHARING AGREEMENT

          This Amendment No. 1 to Time Sharing Agreement (this "AMENDMENT") is entered into as of ___________ ___, 2007 by and between Oakley, Inc., a Washington corporation (the "COMPANY"), and Red.com, Inc., a Washington corporation ("LESSEE").

          WHEREAS, the Company and Lessee previously entered into that certain Time Sharing Agreement effective as of January 30, 2006 (the "AGREEMENT"); and

          WHEREAS, the Company and Lessee now desire to amend the Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, the parties hereby agree as follows:

          1. Section 7.1 of the Agreement is hereby amended and restated in its entirety as follows:

          "7.1 TERM. This Agreement is entered into as of the Effective Date and will continue until January 31, 2009, unless terminated earlier as provided herein. The term of this Agreement may be renewed by the Parties in writing, in each case, for successive additional one (1) year periods, unless terminated earlier as provided herein."

          2. Subsection (a) of Section 7.2 of the Agreement is hereby amended and restated in its entirety as follows:

          "(a) At any time after January 31, 2009, by either Oakley or Red.com upon at least fifteen (15) days' prior written notice to the other Party for any reason, with or without cause; or"

          3. Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its original terms.

          4. Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Agreement.

          5. The validity, construction and operational effect of this Amendment shall be governed by the laws of the State of California.

          6. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                         [Signatures on following page.]

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered on the day and year first above written.


Lessee:                                 RED.COM, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Company:                                OAKLEY, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                 AMENDMENT NO. 1
                                       TO
                             TIME SHARING AGREEMENT

          This Amendment No. 1 to Time Sharing Agreement (this "AMENDMENT") is entered into as of ___________ ___, 2007 by and between Oakley, Inc., a Washington corporation (the "COMPANY"), and X, LLC, Inc., a Washington limited liability company ("LESSEE").

          WHEREAS, the Company and Lessee previously entered into that certain Time Sharing Agreement effective as of January 30, 2006 (the "AGREEMENT"); and

          WHEREAS, the Company and Lessee now desire to amend the Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, the parties hereby agree as follows:

          1. Section 7.1 of the Agreement is hereby amended and restated in its entirety as follows:

          "7.1 TERM. This Agreement is entered into as of the Effective Date and will continue until January 31, 2009, unless terminated earlier as provided herein. The term of this Agreement may be renewed by the Parties in writing, in each case, for successive additional one (1) year periods, unless terminated earlier as provided herein."

          2. Subsection (a) of Section 7.2 of the Agreement is hereby amended and restated in its entirety as follows:

          "(a) At any time after January 31, 2009, by either Oakley or X, LLC upon at least fifteen (15) days' prior written notice to the other Party for any reason, with or without cause; or"

          3. Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its original terms.

          4. Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Agreement.

          5. The validity, construction and operational effect of this Amendment shall be governed by the laws of the State of California.

          6. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                         [Signatures on following page.]

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered on the day and year first above written.


Lessee:                                 X, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Company:                                OAKLEY, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                 AMENDMENT NO. 1
                                       TO
                             TIME SHARING AGREEMENT

          This Amendment No. 1 to Time Sharing Agreement (this "AMENDMENT") is entered into as of ___________ ___, 2007 by and between Oakley, Inc., a Washington corporation (the "COMPANY"), and Y, LLC, Inc., a Washington limited liability company ("LESSEE").

          WHEREAS, the Company and Lessee previously entered into that certain Time Sharing Agreement effective as of January 30, 2006 (the "AGREEMENT"); and

          WHEREAS, the Company and Lessee now desire to amend the Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, the parties hereby agree as follows:

          1. Section 7.1 of the Agreement is hereby amended and restated in its entirety as follows:

          "7.1 TERM. This Agreement is entered into as of the Effective Date and will continue until January 31, 2009, unless terminated earlier as provided herein. The term of this Agreement may be renewed by the Parties in writing, in each case, for successive additional one (1) year periods, unless terminated earlier as provided herein."

          2. Subsection (a) of Section 7.2 of the Agreement is hereby amended and restated in its entirety as follows:

          "(a) At any time after January 31, 2009, by either Oakley or Y, LLC upon at least fifteen (15) days' prior written notice to the other Party for any reason, with or without cause; or"

          3. Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its original terms.

          4. Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Agreement.

          5. The validity, construction and operational effect of this Amendment shall be governed by the laws of the State of California.

          6. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                         [Signatures on following page.]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered on the day and year first above written.

Lessee:                                 Y, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Company:                                OAKLEY, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                       2